UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2025 (November 21, 2025)

SOLESENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22333	36-3687863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1319 Marquette Drive

Romeoville, Illinois 60446

(Address of Principal Executive Offices) (Zip Code)

(630) 771-6708

(Registrant's telephone number, including area code)

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule l 4a-12 under the Exchange Act ( 17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SLSN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective November 22, 2025, Solesence, Inc. (the "Company") entered into a Consulting Agreement (the "Consulting Agreement") with Jess Jankowski. As previously disclosed, Mr. Jankowski, who formerly served as Chief Executive Officer and Chief Financial Officer of the Company, served as Board Advisor to the Company through his retirement on November 21, 2025. Pursuant to the Consulting Agreement, Mr. Jankowski will provide up to 80 hours of consulting services to the Company pertaining to management, financial record, SEC filings and related matters of the Company in exchange for a consulting fee of $177 per hour.

The description of the terms and conditions of the Consulting Agreement does not purport to be complete and is qualified in its entirety by the full text of the Consulting Agreement, which is filed as an exhibit to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in Item 1.01 of this current report on Form 8-K, which is incorporated into this Item 5.02, effective November 21, 2025, Jess Jankowski retired and resigned from his position on the Board of Directors of the Company (the "Board"). Effective immediately upon Mr. Jankowski's retirement, the Board appointed Kevin Cureton, the Company's Chief Executive Officer and President, to serve as a Class III Director of the Board for the remainder of Mr. Jankowski's term. Consistent with Mr. Jankowski not serving on any committees of the Board, the Board does not anticipate appointing Mr. Cureton to any committees of the Board. The Board also formally recognized Mr. Jankowski's long and dedicated service to the Company and its shareholders, customers, and employees, and the Board expressed its appreciation to Mr. Jankowski for his many contributions to the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Jess Jankowski Consulting Agreement, dated November 22, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2025

SOLESENCE, INC.

By:	/s/ Laura Riffner
Laura Riffner
CFO